ARROW ALTERNATIVE SOLUTIONS FUND

CLASS A SHARES: ASFFX

CLASS C SHARES: ASFTX

INSTITUTIONAL CLASS SHARES: ASFNX

ARROW DWA BALANCED FUND

CLASS A SHARES: DWAFX

CLASS C SHARES: DWATX

INSTITUTIONAL CLASS SHARES: DWANX

ARROW DWA TACTICAL FUND

CLASS A SHARES: DWTFX

CLASS C SHARES: DWTTX

INSTITUTIONAL CLASS SHARES: DWTNX

ARROW MANAGED FUTURES STRATEGY FUND

CLASS A SHARES: MFTFX

CLASS C SHARES: MFTTX

INSTITUTIONAL CLASS SHARES: MFTNX

ARROW COMMODITY STRATEGY FUND

CLASS A SHARES: CSFFX

CLASS C SHARES: CSFTX

INSTITUTIONAL CLASS SHARES: CSFNX

PROSPECTUS December 1, 2016

1-877-277-6933

(1-877-ARROW-FD)
www.arrowfunds.com

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

Neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission, has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY – ARROW ALTERNATIVE SOLUTIONS FUND	1
FUND SUMMARY – ARROW DWA BALANCED FUND	6
FUND SUMMARY – ARROW DWA TACTICAL FUND	12
FUND SUMMARY – ARROW MANAGED FUTURES STRATEGY FUND	18
FUND SUMMARY– ARROW COMMODITY STRATEGY FUND	23
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	28
INVESTMENT OBJECTIVE(S)	28
PRINCIPAL INVESTMENT STRATEGIES	28
PRINCIPAL INVESTMENT RISKS	34
MANAGEMENT OF THE FUNDS	41
INFORMATION ABOUT SHARES	43
HOW TO PURCHASE SHARES	47
HOW TO REDEEM SHARES	49
EXCHANGING FUND SHARES	51
TRANSACTIONS THROUGH WWW.ARROWFUNDS.COM	52
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	52
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	52
DISTRIBUTION OF SHARES	53
FINANCIAL HIGHLIGHTS	54
PRIVACY NOTICE	55

FUND SUMMARY – ARROW ALTERNATIVE SOLUTIONS FUND

Investment Objective: The Fund seeks capital appreciation with an emphasis on absolute (positive) returns, low volatility and low correlation to the equity markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in Information About Shares on page 43 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of redemption proceeds)	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(1)(2)	0.26%	0.26%	0.26%
Acquired Fund Fees and Expenses (2)	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses	1.44%	2.19%	1.19%
(1)	“Other Expenses” does not include the fees paid to the counterparties to the Fund’s swaps (the “Swaps”), or the management fees, performance fees, and expenses of the trading vehicles or commodity pools (“Underlying Asset”) that serve as the reference asset of the Swaps. These fees and expenses, which are not reflected in the Annual Fund Operating Expenses table, are embedded in the return of the Swap and represent an indirect cost of investing in the Fund. Generally, the Swap counterparties charge between .50% and 1% of the notional value of the Swap, and the management fees of the Underlying Asset, which are paid to the commodity trading adviser (“CTA”), are between .20% and 1.85%.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,004	$1,317	$2,200
Class C	$222	$685	$1,175	$2,524
Institutional Class	$121	$378	$654	$1,443

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies: The Fund primarily invests in fixed income securities of any maturity issued by the U.S. government or its agencies, and domestic corporate debt of any credit rating. In addition to the direct investments in U.S. government and corporate debt, the Fund will use swap agreements and other derivatives such as futures, options, and structured notes, as well as exchange traded funds (ETFs), and other investment companies, (including affiliated funds), to obtain long and short exposure within the same asset classes. Arrow Investment Advisors, LLC (the “Advisor”), uses third party research to allocate the Fund's portfolio across fixed income market segments (such as corporate high yield debt securities, liquid credit default instruments (such as credit default swaps) and longer-term U.S. Treasury bonds (generally, 10-30 years). The Advisor seeks exposure to each market segment by taking a long, short, or neutral (investing in cash or cash equivalents) position in the portfolio securities based on the third party research and a proprietary methodology described below.

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The Fund's investments in corporate debt securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO)), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor, to be of comparable quality.

The Advisor utilizes research to invest in (“hold long”) those assets expected to outperform their asset class, and sell all or part of an asset or sell short (“short”) those assets expected to underperform their asset class. This long/short portfolio construction attempts to provide absolute (positive) returns by minimizing the risk of substantial losses stemming from market declines, while reducing volatility. The Advisor may also invest in cash and cash equivalents (“neutral”) when those assets are expected to outperform other asset classes. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objective.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund:

•	Affiliated Investment Company Risk: The Fund invests in affiliated underlying funds (the “Arrow Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Arrow Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Arrow Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Arrow Advised Funds.
•	Counterparty Risk: A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by a Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities.
•	Derivatives Risk: The Fund may use derivatives (including swaps, structured notes, options, futures and options on futures) to enhance returns or hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.
•	Fixed Income Risk: The value of the Fund's investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. Your investment will decline in value if the value of the Fund's investments decreases.
•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
•	Government Securities Risk: The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
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•	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Leverage Risk: Using derivatives to increase the Fund's combined long and short exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.
•	Management Risk: The Advisor's investment decisions about individual securities impact the Fund's ability to achieve its investment objective. The Advisor's judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor's investment strategy will produce the desired results.
•	Market Risk: Overall securities and derivatives market risks will affect the value of individual instruments in which the Fund invests. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Options Risk: There are risks associated with the sale and purchase of options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.
•	Other Investment Company Risk: Other investment companies are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly those other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. Other investment companies are subject to specific risks, depending on the nature of the fund.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund's return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
•	Sector Risk: The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the entire sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
•	Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Advisor’s ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.
•	Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund's losses. The Fund is also subject to credit risk on the amount the Fund expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's Class A shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's Class A shares over time to the performance of a broad-based market index and a secondary index. The Fund was reorganized on March 1, 2012 from a series of Northern Lights Fund Trust, a Delaware statutory trust, (the “Predecessor Fund”) to a series of Arrow Investments Trust, a Delaware statutory trust (the “Reorganization”). The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class C shares (formerly known as Advisor Class shares) and Institutional Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Institutional Class shares would be different from Class A shares because Class C and

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Institutional Class shares have different expenses than Class A shares. Updated performance information and daily NAV per share information is available at no cost by visiting www.arrowfunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

Class A Annual Total Return (Year ended December 31):

Returns do not reflect sales charges and would be lower if they did.

Best Quarter	6/30/2008	4.50%
Worst Quarter	9/30/2008	(10.42)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2016 was 8.56%

Average Annual Total Returns (as of December 31, 2015)

	Inception Date	One Year	Five Years	Since Inception
Class A Return Before Taxes	10/31/07	(0.97)%	(0.87)%	(2.10)%
Return after Taxes on Distributions		(1.16)%	(1.06)%	(2.35)%
Return after Taxes on Distributions and Sale of Fund Shares		(0.55)%	(0.73)%	(1.65)%
Class C Return Before Taxes	10/31/07	4.30%	(0.43)%	(2.10)%
Institutional Class Shares Return Before Taxes	03/21/12	5.40%	N/A	0.61%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		1.38%	12.57%	5.73%[1] 12.85%[2]
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		0.55%	3.25%	4.41%[1] 2.25%[2]
Credit Suisse Fixed Income Arbitrage Hedge Fund Index (reflects no deduction for fees, expenses or taxes)		4.37%	7.22%	3.55%[1] 6.05%[2]
PCM Emerald Long/Short Debt HF Index (reflects no deduction for fees, expenses or taxes)		(4.40)%	0.96%	4.17%[1] (1.95)%[3]

1 Since 10/31/07

2 Since 3/21/12

3Since 4/1/12 (Only monthly returns are available, therefore not able to show data as of 3/21/12)

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns for Class C and Institutional Class shares will differ from those of Class A shares. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Investment Advisor: Arrow Investment Advisors, LLC

Portfolio Managers:

William E. Flaig, Jr. Chief Investment Officer Since October 2007	Joseph Barrato Portfolio Manager Since July 2014	Jonathan S. Guyer Portfolio Manager Since July 2014

Purchase and Sale of Fund Shares: The minimum initial investment in Class A and Class C shares of the Fund is $5,000 ($2,000 for retirement accounts) and the minimum subsequent investment is $250. The minimum subsequent investment in Class A and Class C shares may be waived upon request. The minimum initial investment in Institutional Class shares of the Fund is

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$1,000,000. Subsequent investments in Institutional Class shares may be made in any amount. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, online at www.arrowfunds.com, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY – ARROW DWA BALANCED FUND

Investment Objective: The Fund seeks to achieve an appropriate balance between long-term capital appreciation and capital preservation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in Information About Shares on page 43 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of redemption proceeds)	1.00%	None	None
Redemption Fee (as a % of amount redeemed, if shares are held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.30%	0.30%	0.30%
Acquired Fund Fees and Expenses (1)	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	1.71%	2.46%	1.46%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$739	$1,083	$1,450	$2,478
Class C	$249	$767	$1,311	$2,796
Institutional Class	$149	$462	$797	$1,746

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies: The Fund primarily invests, either directly or indirectly through investments in exchange traded funds (“ETFs”) or other investment companies (including affiliated funds), in (i) equity securities, (ii) fixed income securities, or (iii) alternative assets. The Fund defines equity securities to include common and preferred stocks; and defines fixed income securities to include bonds, notes, debentures and bond futures; and defines alternative assets to include currency; options on currency, equity and commodity futures; derivative instruments, such as swap contracts, structured notes or other securities or derivatives, that provide exposure to managed futures programs employed by limited partnerships, corporations operating as investment funds, and limited liability companies (“Underlying Funds”); commodities; master limited partnerships (“MLPs”); and real estate-related securities. The Fund may invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “DWA Balanced Subsidiary”). The DWA Balanced Subsidiary will invest primarily in long commodity futures and options, Underlying Funds, and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the DWA Balanced Subsidiary's derivative positions. When viewed on a consolidated basis, the DWA Balanced Subsidiary is subject to the same investment restrictions as the Fund. The Fund will consolidate the DWA Balanced Subsidiary for purposes of financial statements, leverage and concentration.

Arrow Investment Advisors, LLC (the “Advisor”) allocates the Fund’s portfolio among four market segments:

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•	U.S. Equity, including sectors such as consumer goods, energy and healthcare as well as styles such as large cap growth and small cap value;
•	International Equity, including developed market countries such as Japan and emerging market countries such as Malaysia;
•	Fixed Income, such as U.S. Treasury or corporate bonds of any credit quality; and
•	Alternative Assets, such as commodities, futures, swaps, MLPs and real estate.

The Advisor allocates the Fund’s portfolio using research from Dorsey Wright & Associates (“DWA”), which comes from the DWA Balanced investment model (the “DWA Balanced model”), as well as the Advisor’s proprietary methodology. The DWA Balanced model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Balanced model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Balanced model. The Fund invests in securities without restriction as to capitalization, credit quality or country.

To maintain a balanced portfolio, the Fund will, under normal circumstances, invest:

•	from 25% to 55% in equity securities, including international and domestic equity securities;
•	from 25% to 55% in fixed income securities of any maturity and credit quality; and
•	from 10% to 50% in alternative assets, including through the DWA Balanced Subsidiary.

The Fund will invest within specific market segments when the research indicates a high probability that the applicable market segments are likely to outperform the applicable universe. The Fund will sell interests or reduce investment exposure among a market segment when the research indicates that such markets are likely to underperform the applicable universe. The Fund may be heavily invested in fixed-income securities, cash positions and similar securities when the research indicates these assets should significantly outperform the equity and/or alternative market segments. The Fund's fixed income securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO)), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor to be of comparable quality. The alternative asset market segment refers to investments that are historically non-correlated to either equity or fixed income investments such as commodities, MLPs or real estate.

In general, the Fund's investments in equity securities are intended to achieve the capital appreciation component of its investment objective and the Fund's investments in fixed income securities are intended to achieve the capital preservation component of its investment objective. Under normal circumstances, the Advisor expects that the Fund will invest a combined minimum of 35% in fixed income securities and in alternative investments. The Fund's investments in alternative assets are intended to enable the portfolio to be less reliant on fixed income investments for reducing volatility and equities for increasing returns. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objective.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund through its direct investments as well as indirectly through investments in ETFs and the DWA Balanced Subsidiary.

•	Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Arrow Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Arrow Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Arrow Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Arrow Advised Funds.
•	Commodity Risk: ETFs investing in the commodities markets and investments in the DWA Balanced Subsidiary may subject the Fund to greater volatility than investments in traditional securities.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund or through an ETF, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities.
•	Emerging Markets Risk: Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may
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suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

•	ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value. Each ETF is subject to specific risks, depending on the nature of the ETF and ETFs that invest in the “Alternative Asset” market segment may be more volatile than other Fund investments.
•	Fixed Income Risk: When the Fund invests in ETFs that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund's investments decreases.
•	Foreign Investment Risk: Although the Fund will not invest in the securities of foreign companies directly other than the DWA Balanced Subsidiary, it may invest in ETFs that invest in foreign international equity securities. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
•	Issuer-Specific Risk: The value of a specific security or ETF can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Leverage Risk: Using derivatives to increase the Fund's exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.
•	Management Risk: The Advisor's investment decisions about individual securities and derivatives as well as ETFs impact the Fund's ability to achieve its investment objective. The Advisor's judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor's investment strategy will produce the desired results.
•	Market Risk: Overall stock market risks may affect the value of individual securities, derivatives and ETFs in which the Fund invests. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
•	MLP Risk: Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive
8

returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

o	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.
•	Options Risk: There are risks associated with the sale and purchase of options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund's return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Real Estate Risk: ETFs that invest in real estate are subject to the risks associated with investing in real estate. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and changes in interest rates.
•	Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
•	Sector Risk: The Fund may focus its investments in securities of a particular sector or in ETFs that focus investments in securities of a particular sector. Economic, legislative or regulatory developments may occur, which significantly affect the entire sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
•	Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Advisor’s ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.
•	Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Swaps Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund's losses. The Fund is also subject to credit risk on the amount the Fund expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.
•	Taxation Risk: By investing in commodities indirectly through the DWA Balanced Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the DWA Balanced Subsidiary is a controlled foreign corporation, any income received from the DWA Balanced Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
•	Wholly-Owned Subsidiary Risk: The DWA Balanced Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and DWA Balanced Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the DWA Balanced Subsidiary.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's Class A shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's Class A shares over time to the performance of a broad-based market index and a secondary index. The Fund was reorganized on March 1, 2012 from a series of Northern Lights Fund Trust, a Delaware statutory trust, (the “Predecessor Fund”) to a series of Arrow Investments Trust, a Delaware statutory trust (the

9

“Reorganization”). The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class C shares (formerly known as Advisor Class shares) and Institutional Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Institutional Class shares would be different from Class A shares because Class C and Institutional Class shares have different expenses than Class A shares. Updated performance information and daily NAV per share information is available at no cost by visiting www.arrowfunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

Class A Annual Total Return (Year ended December 31):

Returns do not reflect sales charges and would be lower if they did.

Best Quarter	9/30/2009	9.78%
Worst Quarter	9/30/2008	(15.57)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2016, was 3.59%

Average Annual Total Returns (as of December 31, 2015)

	Inception Date	One Year	Five Year	Since Inception
Class A Return Before Taxes	8/07/06	(7.88)%	2.56%	4.00%
Return after Taxes on Distributions		(9.05)%	1.71%	3.40%
Return after Taxes on Distributions and Sale of Fund Shares		(3.48)%	1.97%	3.12%
Class C Return Before Taxes	8/07/06	(2.96)%	3.02%	3.88%
Institutional Class Shares Return Before Taxes	03/21/2012	(2.01)%	N/A	4.67%
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		0.55%	3.25%	4.70%[1] 2.25%[2]
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		1.38%	12.57%	7.42%[1] 12.85%[2]
Morningstar Global Flexible Allocation EW Index (reflects no deduction for fees, expenses or taxes)		(4.07)%	1.96%	2.90%[1] 2.17%[3]

1 Since 8/07/06

2 Since 3/21/12

3 Since 4/1/12 (Only monthly returns are available, therefore not able to show data as of 3/21/12)

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns for Class C and Institutional Class shares will differ from those of Class A shares. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

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Investment Advisor: Arrow Investment Advisors, LLC

Portfolio Managers:

William E. Flaig, Jr. Chief Investment Officer Since September 2011	Joseph Barrato Portfolio Manager Since July 2014	Jonathan S. Guyer Portfolio Manager Since July 2014

Purchase and Sale of Fund Shares: The minimum initial investment in Class A and Class C shares of the Fund is $5,000 ($2,000 for retirement accounts) and the minimum subsequent investment is $250. The minimum subsequent investment in Class A and Class C shares may be waived upon request. The minimum initial investment in Institutional Class shares of the Fund is $1,000,000. Subsequent investments in Institutional Class shares may be made in any amount. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, online at www.arrowfunds.com, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

11

FUND SUMMARY – ARROW DWA TACTICAL FUND

Investment Objective: The Fund seeks to achieve long-term capital appreciation with capital preservation as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in Information About Shares on page 43 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of redemption proceeds)	1.00%	None	None
Redemption Fee (as a % of amount redeemed, if shares are held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.30%	0.30%	0.30%
Acquired Fund Fees and Expenses (1)	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.76%	2.51%	1.51%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$744	$1,097	$1,474	$2,529
Class C	$254	$782	$1,335	$2,846
Institutional Class	$154	$477	$824	$1,802

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 169% of the average value of its portfolio.

Principal Investment Strategies: The Fund primarily invests, either directly or indirectly through investments in exchange traded funds (“ETFs”) and other investment companies (including affiliated funds), in (i) equity securities, (ii) fixed income securities, or (iii) alternative assets. The Fund defines equity securities to include common and preferred stocks; and defines fixed income securities to include bonds, notes and debentures; and defines alternative assets to include currency, options on currency, equity and commodity futures, commodities, master limited partnerships (“MLPs”) and real estate-related securities. When appropriate, Arrow Investment Advisors, LLC (the “Advisor”), the Fund's investment advisor may elect to invest in the underlying securities of a particular ETF. The Fund may invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “DWA Tactical Subsidiary”). The DWA Tactical Subsidiary will invest primarily in long commodity futures and options, as well as fixed income securities and other investments intended to serve as margin or collateral for the DWA Tactical Subsidiary's derivative positions. When viewed on a consolidated basis, the DWA Tactical Subsidiary is subject to the same investment restrictions as the Fund. The Fund will consolidate the DWA Tactical Subsidiary for purposes of financial statements, leverage and concentration.

Under normal circumstances, the Fund will invest:

•	From 0% to 100% of its assets in domestic and international (including emerging markets) equity securities;
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•	From 0% to 100% of its assets in fixed income securities of any maturity and credit quality; and
•	From 0% up to 90% of its assets in alternative assets, including through the DWA Tactical Subsidiary.

The Advisor allocates the Fund’s portfolio using research from Dorsey Wright & Associates (“DWA”), which comes from the DWA Global Macro investment model (the “DWA Global Macro model”), as well as the Advisor’s proprietary methodology. The DWA Global Macro model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Global Macro model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Global Macro model. The Fund invests in securities without restriction as to capitalization, credit quality or country.

The Fund will invest within specific market segments when the research indicates a high probability that the applicable market segments are likely to outperform the applicable universe. The Fund will sell interests or reduce investment exposure among a market segment when the research indicates that such markets are likely to underperform the applicable universe. The Fund may invest heavily in fixed-income securities, cash positions and similar securities when the research indicates these assets should significantly outperform the equity and/or alternative market segments. The Fund's fixed income securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO)), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor to be of comparable quality. The alternative asset market segment refers to investments that are historically non-correlated to either equity or fixed income investments such as commodities, MLPs or real estate. In order to gain inverse exposure to the equity markets, the Fund may use the derivatives and futures described above. The Fund also may use currency futures.

In general, the Fund's investments in equity securities are intended to achieve the capital appreciation component of the Fund's investment objectives. At times, the Fund invests in fixed income securities in order to achieve the capital preservation component of the Fund's investment objectives. The Fund's investments in alternative assets are intended to enable the portfolio to be less reliant on fixed income investments for reducing volatility and equities for increasing returns. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objectives.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund through its direct investments as well as indirectly through investments in ETFs and the DWA Tactical Subsidiary.

•	Affiliated Investment Company Risk: The Fund invests in affiliated underlying funds (the “Arrow Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Arrow Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Arrow Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Arrow Advised Funds.
•	Commodity Risk: ETFs investing in the commodities markets and investments in the DWA Tactical Subsidiary may subject the Fund to greater volatility than investments in traditional securities.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund directly or through an ETF, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities.
•	Emerging Markets Risk: Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
•	ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than
13

other mutual funds that invest directly in stocks and bonds. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value. Each ETF is subject to specific risks, depending on the nature of the ETF and ETFs that invest in the “Alternative Asset” market segment may be more volatile than other Fund investments.

•	Fixed Income Risk: When the Fund invests in ETFs that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund's investments decreases.
•	Foreign Investment Risk: Although the Fund will not invest in the securities of foreign companies directly other than the DWA Tactical Subsidiary, it may invest in ETFs that invest in foreign international equity securities. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
•	Issuer-Specific Risk: The value of a specific security or ETF can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Leverage Risk: Using derivatives to increase the Fund's exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.
•	Management Risk: The Advisor’s investment decisions about individual securities and derivatives as well as ETFs impact the Fund's ability to achieve its investment objective. The Advisor's judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor's investment strategy will produce the desired results.
•	Market Risk: Overall stock market risks may affect the value of individual securities, derivatives and ETFs in which the Fund invests. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
•	MLP Risk: Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.
o	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.
14

•	Options Risk: There are risks associated with the sale and purchase of options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund's return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Real Estate Risk: ETFs that invest in real estate are subject to the risks associated with investing in real estate. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and changes in interest rates.
•	Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
•	Sector Risk: The Fund may focus its investments in securities of a particular sector or in ETFs that focus investments in securities of a particular sector. Economic, legislative or regulatory developments may occur, which significantly affect the entire sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
•	Small and Medium Capitalization Stock Risk: The value of small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Swaps Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund's losses. The Fund is also subject to credit risk on the amount the Fund expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.
•	Taxation Risk: By investing in commodities indirectly through the DWA Tactical Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the DWA Tactical Subsidiary is a controlled foreign corporation, any income received from the DWA Tactical Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
•	Wholly-Owned Subsidiary Risk: The DWA Tactical Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and DWA Tactical Subsidiary, respectively, are organized, could result in the inability of the Fund and/or DWA Tactical Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the DWA Tactical Subsidiary.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's Class A shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's Class A shares over time to the performance of a broad-based market index and a secondary index. The Fund was reorganized on March 1, 2012 from a series of Northern Lights Fund Trust, a Delaware statutory trust, (the “Predecessor Fund”) to a series of Arrow Investments Trust, a Delaware statutory trust (the “Reorganization”). The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class C shares (formerly known as Advisor Class shares) and Institutional Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Institutional Class shares would be different from Class A shares because Class C and Institutional Class shares have different expenses than Class A shares. Updated performance information and daily NAV per share information is available at no cost by visiting www.arrowfunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

Class A Annual Total Return (Year ended December 31):

Returns do not reflect sales charges and would be lower if they did.

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Best Quarter	9/30/2009	13.06%
Worst Quarter	9/30/2011	(11.03)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2016, was 3.91%

Average Annual Total Returns (as of December 31, 2015)

	Inception Date	One Year	Five Years	Since Inception
Class A Return Before Taxes	5/30/08	(10.85)%	3.30%	0.92%
Return after Taxes on Distributions		(12.09)%	2.57%	0.43%
Return after Taxes on Distributions and Sale of Fund Shares		(5.10)%	2.47%	0.65%
Class C Return Before Taxes	5/30/08	(6.16)%	3.73%	0.94%
Institutional Class Shares Return Before Taxes	3/21/12	(5.10)%	N/A	7.35%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		1.38%	12.57%	7.43%[1] 12.85%[2]
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		0.55%	3.25%	4.30%[1] 2.25%[2]
Morningstar Global Flexible Allocation EW Index (reflects no deduction for fees, expenses or taxes)		(4.07)%	1.96%	1.03%[1] 2.17%[3]

1 Since 5/30/08

2 Since 3/21/12

3 Since 4/1/12 (Only monthly returns are available, therefore not able to show data as of 3/21/12)

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns for Class C and Institutional Class shares will differ from those of Class A shares. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Investment Advisor: Arrow Investment Advisors, LLC

Portfolio Managers:

William E. Flaig, Jr. Chief Investment Officer Since September 2011	Joseph Barrato Portfolio Manager Since July 2014	Jonathan S. Guyer Portfolio Manager Since July 2014

Purchase and Sale of Fund Shares: The minimum initial investment in Class A and Class C shares of the Fund is $5,000 ($2,000 for retirement accounts) and the minimum subsequent investment is $250. The minimum subsequent investment in Class A and Class C shares may be waived upon request. The minimum initial investment in Institutional Class shares of the Fund is

16

$1,000,000. Subsequent investments in Institutional Class shares may be made in any amount. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, online at www.arrowfunds.com, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY – ARROW MANAGED FUTURES STRATEGY FUND

Investment Objective: The Fund seeks long-term capital appreciation and to achieve absolute returns.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in Information About Shares on page 43 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of redemption proceeds)	1.00%	None	None
Redemption Fee (as a % of amount redeemed, if shares are held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(1)	0.30%	0.30%	0.30%
Acquired Fund Fees and Expenses (2)	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.43%	2.18%	1.18%

(1) “Other Expenses” include the expenses of the Fund’s consolidated wholly-owned subsidiary. “Other Expenses” does not include the fees paid to the counterparties to the Fund’s Swap (defined below), or the management fees, performance fees, and expenses of  the trading vehicles or commodity pools (“Underlying Assets”) that serve as the reference asset of the Swap.   These fees and expenses, which are not reflected in the Annual Fund Operating Expenses table, are embedded in the return of the Swap and represent an indirect cost of investing in the Fund.  Generally, the Swap counterparties charge between 0.30% and 0.45% of the notional value of the Swap, and the performance fees of the Underlying Asset, which are paid to the commodity trading adviser (“CTA”), range up to 25% of the net new trading profits.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$712	$1,001	$1,312	$2,190
Class C	$221	$682	$1,169	$2,513
Institutional Class	$120	$375	$649	$1,432

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Fund pursues its investment objective by implementing a fixed income strategy and a managed futures strategy.

The managed futures strategy generates capital appreciation by investing in limited partnerships, corporations operating as investment funds, and limited liability companies that employ the managed futures program of DUNN Capital Management, LLC (“Dunn”), a commodity trading adviser (“CTA”) registered with the U.S. Commodity Futures Trading Commission (collectively, “Underlying

18

Funds”) and in derivative instruments, such as swap contracts, structured notes or other securities or derivatives, that provide exposure to DUNN’s World Monetary and Agriculture Program (the “WMA Program”).

Dunn was founded in 1974 and started to implement the WMA program in 1984. The WMA Program uses quantitative modeling to develop and maintain systematic trading strategies driven by data across financial (such as foreign and domestic equity and debt futures and foreign currency futures) and commodity markets. The WMA Program was designed to analyze market data to identify trends and relationships occurring within and across markets and asset classes.  The WMA Program is constructed to identify price trends (both up and down) in physical commodities and financial futures markets.  The WMA Program allocates assets across a blend of financial and commodity futures (including, interest rates, equity indices, and currencies, and physical commodities, such as, energy, metals and agriculture).  The financial futures and physical commodity components are positioned either long, flat or short based on the systematic trading strategy.  A future is a financial contract obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price.

The WMA Program consists of trend following and other quantitative strategies that aim for low correlation to traditional asset classes such as equities and fixed income and are diversified by investment style, information source, investment holding period and instrument.

The Fund executes its managed futures strategy primarily by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Arrow MFT Subsidiary”). The Arrow MFT Subsidiary will invest the majority of its assets in one or more Underlying Funds, swap contracts, structured notes and other investments intended to serve as margin or collateral for derivative positions. The Arrow MFT Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.”

To the extent the Advisor is utilizing derivatives to gain exposure to the WMA Program, it is anticipated that the Fund will use a swap (the “Swap”), which is a type of derivative instrument based on an underlying asset (“Underlying Asset”), designed to replicate the aggregate returns of the WMA Program.

The Swap is based on a notional amount agreed upon by the Advisor and the counterparty.  The Advisor may add or remove managers from the Swap or adjust the notional exposure between the managers within the Swap.  Generally, the fees and expenses of the Swap are based on the notional value.  The Underlying Asset is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as management and performance fees of the managers.

Prospective investors should note that Dunn is not responsible for the formation or the operation of, and does not act as an adviser to, the Fund or the Arrow MFT Subsidiary and does not make recommendations or representations with respect to the Fund or the Arrow MFT Subsidiary. Other than reviewing the description of the WMA Program, Dunn has not had any involvement in the preparation of this Prospectus and is not responsible or liable for the contents hereof.  Prospective investors will not be investing their funds with Dunn, will not have voting rights or a direct interest in any Dunn fund, and will have no standing or recourse against Dunn with respect to the Fund, its operations or performance. In addition, while the Fund and the Subsidiary may gain exposure to the WMA Program through one or more trading companies that employ the WMA Program and/or derivative instruments such as swap agreements that provide exposure to the WMA Program, neither the Fund nor the Arrow MFT Subsidiary will have a direct interest in any Dunn fund.

The Fund executes its fixed income strategy primarily by investing in U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less. The Fund’s fixed income strategy is primarily used to collateralize its derivative positions.

The Fund's Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objective.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through investments in other funds, structured notes and the Arrow MFT Subsidiary.

•	Commodity Risk: Investing in the commodities markets will subject the Fund to greater volatility than investments in traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Counterparty Risk: A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
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•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also will affect liquidity and make it difficult for the Fund to sell the security.
•	Fixed Income Risk: The value of the Fund's investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. Your investment will decline in value if the value of the Fund's investments decreases.
•	Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund are long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
•	Foreign Securities Risk: The Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.
•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
•	Government Securities Risk: The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Leverage Risk: Using derivatives to increase the Fund's combined long and short exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.
•	Management Risk: The Advisor's investment decisions about individual securities impact the Fund's ability to achieve its investment objective. The Advisor's judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor's investment strategy will produce the desired results.
•	Market Risk: Overall securities and derivatives market risks will affect the value of individual instruments in which the Fund invests. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which will reduce the Fund's return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
•	Repurchase Agreement Risk: A repurchase agreement involves the purchase by the Fund of securities with the agreement that, after a stated period of time, the original seller will buy back the same securities at an agreed upon price or yield. However, if the seller defaults on its obligation to repurchase the securities, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
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•	Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Advisor's ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.
•	Structured Note Risk: The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and commodity market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or geographic events that affect the referenced commodity. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. There may be a lag between a change in the value of the underlying reference asset and the value of the structured note. The Fund may also be exposed to increased transaction costs.
•	Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund's losses. The Fund is also subject to credit risk on the amount the Fund expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.
•	Taxation Risk: By investing in commodities indirectly through the Arrow MFT Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Arrow MFT Subsidiary is a controlled foreign corporation, any income received from the Arrow MFT Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
•	Wholly-Owned Subsidiary Risk: The Arrow MFT Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Arrow MFT Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Arrow MFT Subsidiary.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's Class A shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's Class A shares over time to the performance of a broad-based market index and a secondary index. The Fund was reorganized on March 1, 2012 from a series of Northern Lights Fund Trust, a Delaware statutory trust, (the “Predecessor Fund”) to a series of Arrow Investments Trust, a Delaware statutory trust (the “Reorganization”). The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. On October 1, 2015, the Fund changed its strategy from being an index fund to being an actively managed fund. Although Class C shares (formerly known as Advisor Class shares) and Institutional Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Institutional Class shares would be different from Class A shares because Class C and Institutional Class shares have different expenses than Class A shares. Updated performance information and daily NAV per share information is available at no cost by visiting www.arrowfunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

Class A Annual Total Return (Year ended December 31):

Returns do not reflect sales charges and would be lower if they did.

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Best Quarter	12/31/2014	9.43%
Worst Quarter	6/30/2012	(7.36)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2016, was 8.60%

Average Annual Total Returns (as of December 31, 2015)

	Inception Date	One Year	Five Years	Since Inception
Class A Return Before Taxes	04/30/10	(5.71)%	(4.22)%	(2.81)%
Return after Taxes on Distributions		(6.20)%	(4.33)%	(3.03)%
Return after Taxes on Distributions and Sale of Fund Shares		(3.23)%	(3.19)%	(2.18)%
Class C Return Before Taxes	04/30/10	(0.60)%	(3.81)%	(2.51)%
Institutional Class Shares Return Before Taxes	03/21/12	0.44%	N/A	(0.64)%
AI Managed Futures Volatility Index (reflects no deduction for fees, expenses or taxes)		(3.84)%	12.74%	11.74%[1] 12.39%[3]
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		1.38%	12.57%	12.42%[1] 12.85%[2]
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		0.55%	3.25%	3.50%[1] 2.25%[2]
Barclay BTOP50 Index (reflects no deduction for fees, expenses or taxes)		(0.89)%	1.09%	1.80%[1] 2.06%[2]

1 Since 4/30/10

2 Since 3/21/12

3 Since 4/1/12 (because the index only had monthly returns prior to 12/31/12, returns since 3/21/12 are not available)

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns for Class C and Institutional Class shares will differ from those of Class A shares. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Investment Advisor: Arrow Investment Advisors, LLC

Portfolio Managers:

William E. Flaig, Jr. Chief Investment Officer Since Inception April 2010	Joseph Barrato Portfolio Manager Since July 2014	Jonathan S. Guyer Portfolio Manager Since July 2014

Purchase and Sale of Fund Shares: The minimum initial investment in Class A and Class C shares of the Fund is $5,000 ($2,000 for retirement accounts) and the minimum subsequent investment is $250. The minimum subsequent investment in Class A and Class C shares may be waived upon request. The minimum initial investment in Institutional Class shares of the Fund is $1,000,000. Subsequent investments in Institutional Class shares may be made in any amount. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, online at www.arrowfunds.com, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY– ARROW COMMODITY STRATEGY FUND

Investment Objective: The Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in Information About Shares on page 43 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of redemption proceeds)	1.00%	None	None
Redemption Fee (as a % of amount redeemed, if shares are held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	2.89%	2.89%	2.89%
Acquired Fund Fees and Expenses(1)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	3.98%	4.73%	3.73%
Fee Waiver (2)	(1.94)%	(1.94)%	(1.94)%
Total Annual Fund Operating Expenses After Fee Waiver	2.04%	2.79%	1.79%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2) The Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until November 30, 2017 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund expenses or extraordinary expenses such as litigation) do not exceed 2.00%, 2.75% and 1.75% of the average daily net assets of the Class A, Class C and Institutional Class shares, respectively of the Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days written notice to the Fund's adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$770	$1,550	$2,347	$4,410
Class C	$282	$1,252	$2,226	$4,686
Institutional Class	$182	$962	$1,761	$3,851

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 1,236% of the average value of its portfolio.

Principal Investment Strategies: The Fund's advisor, Arrow Investment Advisors, LLC (the “Advisor”), seeks to achieve the Fund's investment objective by investing primarily in a combination of securities, such as exchanged-traded notes, affiliated and unaffiliated exchanged traded funds, affiliated and unaffiliated mutual funds, commodity index-linked notes and commodity-linked structured notes, and derivatives that, as a whole, are expected to produce returns that closely track those of a commodity market benchmark. The Fund's benchmark is the Longview Extended Commodity Index.

The Longview Extended Commodity Index is a composite index of commodity sector returns, representing an unleveraged long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Commodity sectors represented in the Longview Extended Commodity Index include energy (such as oil and gas), metals, agriculture (such as corn and wheat), soft commodities (such as coffee and cocoa), and

23

meats (such as cattle and hogs). Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets like stock and bonds. Over the long term, the returns of the Fund’s investments are expected to exhibit low to negative correlation with stocks and bonds.

The Fund invests in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures that are expected to provide investment returns that are highly correlated to those of the commodities markets, without investing directly in physical commodities. On certain occasions, the Fund may employ leveraging techniques to attempt to match the benchmark. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions.

The Fund will invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Commodity Strategy Subsidiary”). The Commodity Strategy Subsidiary will invest primarily in long commodity futures, options and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Commodity Strategy Subsidiary's derivative positions. The Commodity Strategy Subsidiary is subject to the same investment restrictions as the Fund. The Fund will consolidate the Commodity Strategy Subsidiary for purposes of financial statements, leverage and concentration.

Based on its historical price analysis and return forecasts, the Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the commodity futures contracts that compose the benchmark. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the commodity futures contracts in the benchmark.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through investments in ETFs, structured notes and the Commodity Strategy Subsidiary.

•	Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Arrow Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Arrow Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Arrow Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Arrow Advised Funds.
•	Benchmark Tracking Risk: The Fund will not be able to replicate exactly the performance of the benchmark because the total return generated by the Fund's securities and derivatives will be reduced by transaction costs. In addition, the Fund will incur expenses, such as management fees, not incurred by the benchmark. The Advisor's judgments about the benchmark-tracking characteristics of securities and derivatives may prove incorrect and may not produce the desired benchmark-tracking results.
•	Commodity Risk: Investing in the commodities markets will subject the Fund to greater volatility than investments in traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also will affect liquidity and make it difficult for the Fund to sell the security.
•	ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value. Each ETF is subject to specific risks, depending on the nature of the ETF.
•	ETN Risk: The Fund may invest in exchange traded notes, which are debt securities whose returns are linked to a particular index. ETNs are subject to credit risk and the value of an ETN will vary and will be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events. The Fund will bear its proportionate share of any fees and expenses borne by the ETN.
•	Fixed Income Risk: The value of the Fund's investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.
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•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
•	Government Securities Risk: The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Leverage Risk: Using derivatives to increase the Fund’s exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
•	Management Risk: The Advisor's investment decisions about individual securities impact the Fund's ability to achieve its investment objective. The Advisor's judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor's investment strategy will produce the desired results.
•	Market Risk: Overall securities and derivatives market risks will affect the value of individual instruments in which the Fund invests. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Options Risk: There are risks associated with the sale and purchase of options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.
•	Other Mutual Funds Risk: Other mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly those other mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. Other mutual funds are subject to specific risks, depending on the nature of the fund.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund's return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
•	Repurchase Agreement Risk: A repurchase agreement involves the purchase by the Fund of securities with the agreement that, after a stated period of time, the original seller will buy back the same securities at an agreed upon price or yield. However, if the seller defaults on its obligation to repurchase the securities, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
•	Sector Risk: The Fund may focus its investments in securities of a particular sector or in ETFs that focus investments in securities of a particular sector. Economic, legislative or regulatory developments may occur, which significantly affect the entire sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
•	Structured Note Risk: The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and commodity market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or geographic events that affect the referenced commodity. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or
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to the price performance of certain indices. There may be a lag between a change in the value of the underlying reference asset and the value of the structured note. The Fund may also be exposed to increased transaction costs.

•	Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund's losses. The Fund is also subject to credit risk on the amount the Fund expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.
•	Taxation Risk: By investing in commodities indirectly through the Commodity Strategy Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Commodity Strategy Subsidiary is a controlled foreign corporation, any income received from the Commodity Strategy Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
•	Wholly-Owned Subsidiary Risk: The Commodity Strategy Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Commodity Strategy Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Commodity Strategy Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Commodity Strategy Subsidiary.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's Class A shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's Class A shares over time to the performance of a broad-based market index and a secondary index. The Fund was reorganized on March 1, 2012 from a series of Northern Lights Fund Trust, a Delaware statutory trust, (the “Predecessor Fund”) to a series of Arrow Investments Trust, a Delaware statutory trust (the “Reorganization”). The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class C shares (formerly known as Advisor Class shares) and Institutional Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Institutional Class shares would be different from Class A shares because Class C and Institutional Class shares have different expenses than Class A shares. Updated performance information and daily NAV per share information is available at no cost by visiting www.arrowfunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

Class A Annual Total Return (Year ended December 31):

Returns do not reflect sales charges and would be lower if they did.

Best Quarter	9/30/2012	11.07%
Worst Quarter	12/31/2014	(13.12)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2016, was 7.16%

Average Annual Total Returns (as of December 31, 2015)

	Inception Date	One Year	Five Years	Since Inception
Class A Return Before Taxes	12/31/10	(25.50)%	(12.16)%	(12.16)%
Return after Taxes on Distributions		(25.50)%	(12.63)%	(12.63)%
Return after Taxes on Distributions and Sale of Fund		(14.44)%	(8.70)%	(8.70)%
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Shares
Class C Return Before Taxes	12/31/10	(21.51)%	(11.77)%	(11.77)%
Institutional Class Shares Return Before Taxes	3/21/12	(20.83)%	N/A	(14.43)%
Longview Extended Commodity Index (reflects no deduction for fees, expenses or taxes)		(0.89)%	1.09%	1.09%[1] 2.06% [2]
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		1.38%	12.57%	12.57%[1] 12.85%[2]
AI Extended Commodity Index (reflects no deduction for fees, expenses or taxes)		(18.97)%	(8.98)%	(8.98)%[1] (12.57)% [2]

1 Since 12/31/10

2 Since 3/21/12

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns for Class C and Institutional Class shares will differ from those of Class A shares. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Investment Advisor: Arrow Investment Advisors, LLC

Portfolio Managers:

William E. Flaig, Jr. Chief Investment Officer Since Inception in December 2010	Joseph Barrato Portfolio Manager Since July 2014	Jonathan S. Guyer Portfolio Manager Since July 2014

Purchase and Sale of Fund Shares: The minimum initial investment in Class A and Class C shares of the Fund is $5,000 ($2,000 for retirement accounts) and the minimum subsequent investment is $250. The minimum subsequent investment in Class A and Class C shares may be waived upon request. The minimum initial investment in Institutional Class shares of the Fund is $1,000,000. Subsequent investments in Institutional Class shares may be made in any amount. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, online at www.arrowfunds.com, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE(S)

Fund	Investment Objective(s)
Arrow Alternative Solutions Fund	The Fund seeks capital appreciation with an emphasis on absolute returns, low volatility and low correlation to the equity and fixed income markets.
Arrow DWA Balanced Fund	The Fund seeks to achieve an appropriate balance between long-term capital appreciation and capital preservation.
Arrow DWA Tactical Fund	The Fund seeks to achieve long-term capital appreciation with capital preservation as a secondary objective.
Arrow Managed Futures Strategy Fund	The Fund seeks long-term capital appreciation and to achieve absolute returns.
Arrow Commodity Strategy Fund	The Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund's benchmark is the Longview Extended Commodity Index.

Each Fund's investment objective(s) is/are a non-fundamental policy and may be changed without shareholder approval by the Funds' Board of Trustees upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Arrow Alternative Solutions Fund

Principal Investment Strategies: The Fund primarily invests in fixed income securities of any maturity issued by the U.S. government or its agencies, and domestic corporate debt of any credit rating. In addition to the direct investments in U.S. government and corporate debt, the Fund will use swap agreements and other derivatives such as futures, options, and structured notes, as well as exchange traded funds (ETFs), and other investment companies (including affiliated funds), to obtain long and short exposure within the same asset classes. The Advisor uses third party research to allocate the Fund's portfolio across fixed income market segments (such as corporate high yield debt securities, liquid credit default instruments (such as credit default swaps) and longer-term U.S. Treasury bonds (generally, 10-30 years). The Advisor seeks exposure to each market segment by taking a long, short, or neutral (investing in cash or cash equivalents) position in the portfolio securities based on the third party research and a proprietary methodology described below.

The Fund's investments in corporate debt securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another NRSRO), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor, to be of comparable quality.

The Advisor utilizes research to invest in (“hold long”) those assets expected to outperform their asset class, and sell all or part of an asset or sell short (“short”) those assets expected to underperform their asset class. This long/short portfolio construction attempts to provide absolute (positive) returns by minimizing the risk of substantial losses stemming from market declines, while reducing volatility. The Advisor may also invest in cash and cash equivalents (“neutral”) when those assets are expected to outperform other asset classes. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objective.

Prospective investors should note that Profit Score is not responsible for the formation or the operation of, and does not act as an adviser to, the Fund and does not make recommendations or representations with respect to the Fund. Other than reviewing the description of the PSAI, Profit Score has not had any involvement in the preparation of this Prospectus and is not responsible or liable for the contents hereof.

Arrow DWA Balanced Fund

Principal Investment Strategies: The Fund primarily invests, either directly or indirectly through investments in ETFs or other investment companies (including affiliated funds), in (i) equity securities, (ii) fixed income securities, or (iii) alternative assets. The Fund defines equity securities to include common and preferred stocks; and defines fixed income securities to include bonds, notes, debentures, and bond futures; and defines alternative assets to include currency; options on currency; equity and commodity futures; derivative instruments, such as swap contracts, structured notes or other securities or derivatives, that provide exposure to managed futures programs employed by limited partnerships, corporations operating as investment funds, and limited liability companies (“Underlying Funds”); commodities; MLPs; and real estate-related securities. The Fund may invest up to 25% of its total assets in the DWA Balanced Subsidiary. The DWA Balanced Subsidiary will invest primarily in long commodity futures and options, Underlying Funds, and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the DWA Balanced Subsidiary's derivative positions. When viewed on a consolidated basis, the DWA Balanced Subsidiary is subject to

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the same investment restrictions as the Fund. The Fund will consolidate the DWA Balanced Subsidiary for purposes of financial statements, leverage and concentration.

The Advisor allocates the Fund’s portfolio among four market segments:

•	U.S. Equity, including sectors such as consumer goods, energy and healthcare as well as styles such as large cap growth and small cap value;
•	International Equity, including developed market countries such as Japan and emerging market countries such as Malaysia;
•	Fixed Income, such as U.S. Treasury or corporate bonds of any credit quality; and
•	Alternative Assets, such as commodities, futures, swaps, MLPs and real estate.

The Advisor allocates the Fund’s portfolio using research from DWA, which comes from the DWA Balanced model, as well as the Advisor’s proprietary methodology. The DWA Balanced model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Balanced model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Balanced model. The Fund invests in securities without restriction as to capitalization, credit quality or country.

To maintain a balanced portfolio, the Fund will, under normal circumstances, invest:

•	from 25% to 55% in equity securities, including international and domestic equity securities;
•	from 25% to 55% in fixed income securities of any maturity and credit quality; and
•	from 10% to 50% in alternative assets, including through the DWA Balanced Subsidiary.

The Fund will invest within specific market segments when the research indicates a high probability that the applicable market segments are likely to outperform the applicable universe. The Fund will sell interests or reduce investment exposure among a market segment when the research indicates that such markets are likely to underperform the applicable universe. The Fund may be heavily invested in fixed-income securities, cash positions and similar securities when the research indicates these assets should significantly outperform the equity and/or alternative market segments. The Fund's fixed income securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another NRSRO), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor to be of comparable quality. The alternative asset market segment refers to investments that are historically non-correlated to either equity or fixed income investments such as commodities, MLPs or real estate.

In general, the Fund's investments in equity securities are intended to achieve the capital appreciation component of its investment objective and the Fund's investments in fixed income securities are intended to achieve the capital preservation component of its investment objective. Under normal circumstances, the Advisor expects that the Fund will invest a combined minimum of 35% in fixed income securities and in alternative investments. The Fund's investments in alternative assets are intended to enable the portfolio to be less reliant on fixed income investments for reducing volatility and equities for increasing returns. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objective.

Arrow DWA Balanced Fund Subsidiary

The Fund will invest up to 25% of its total assets in the DWA Balanced Subsidiary. The DWA Balanced Subsidiary will invest primarily in commodity futures and options, as well as fixed income securities and other investments intended to serve as margin or collateral for the subsidiary's derivative positions.

By investing in commodities indirectly through the DWA Balanced Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Investment in the DWA Balanced Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as “qualifying income” for purposes of the 90% income requirement. The IRS has issued a number of private letter rulings to other mutual funds (including other Arrow Funds), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling, but fully intends to comply with the IRS’ rules if the IRS were to change its position. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

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Because the Fund may invest a substantial portion of its assets in the DWA Balanced Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its DWA Balanced Subsidiary. For that reason, references to the Fund may also include the DWA Balanced Subsidiary. When viewed on a consolidated basis, the DWA Balanced Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Prospective investors should note that DWA is not responsible for the formation or the operation of, and does not act as an adviser to, the Fund or the DWA Balanced Subsidiary and does not make recommendations or representations with respect to the Fund or the DWA Balanced Subsidiary. Other than reviewing the description of the DWA Balanced model, DWA has not had any involvement in the preparation of this Prospectus and is not responsible or liable for the contents hereof.

Arrow DWA Tactical Fund

Principal Investment Strategies: The Fund primarily invests, either directly or indirectly through investments in ETFs and other investment companies (including affiliated funds), in (i) equity securities, (ii) fixed income securities, or (iii) alternative assets. The Fund defines equity securities to include common and preferred stocks; and defines fixed income securities to include bonds, notes and debentures; and defines alternative assets to include currency, options on currency, equity and commodity futures, commodities, MLPs and real estate-related securities. When appropriate, the Advisor may elect to invest in the underlying securities of a particular ETF. The Fund may invest up to 25% of its total assets in the DWA Tactical Subsidiary. The DWA Tactical Subsidiary will invest primarily in long commodity futures and options, as well as fixed income securities and other investments intended to serve as margin or collateral for the DWA Tactical Subsidiary's derivative positions. When viewed on a consolidated basis, the DWA Tactical Subsidiary is subject to the same investment restrictions as the Fund. The Fund will consolidate the DWA Tactical Subsidiary for purposes of financial statements, leverage and concentration.

Under normal circumstances, the Fund will invest:

•	From 0% to 100% of its assets in domestic and international (including emerging markets) equity securities;
•	From 0% to 100% of its assets in fixed income securities of any maturity and credit quality; and
•	From 0% up to 90% of its assets in alternative assets, including through the DWA Tactical Subsidiary.

The Advisor allocates the Fund’s portfolio using research from DWA, which comes from the DWA Global Macro model, as well as the Advisor’s proprietary methodology. The DWA Global Macro model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Global Macro model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Global Macro model. The Fund invests in securities without restriction as to capitalization, credit quality or country.

The Fund will invest within specific market segments when the research indicates a high probability that the applicable market segments are likely to outperform the applicable universe. The Fund will sell interests or reduce investment exposure among a market segment when the research indicates that such markets are likely to underperform the applicable universe. The Fund may invest heavily in fixed-income securities, cash positions and similar securities when the research indicates these assets should significantly outperform the equity and/or alternative market segments. The Fund's fixed income securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another NRSRO), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor to be of comparable quality. The alternative asset market segment refers to investments that are historically non-correlated to either equity or fixed income investments such as commodities, MLPs or real estate. In order to gain inverse exposure to the equity markets, the Fund may use the derivatives and futures described above. The Fund also may use currency futures.

In general, the Fund's investments in equity securities are intended to achieve the capital appreciation component of the Fund's investment objectives. At times, the Fund invests in fixed income securities in order to achieve the capital preservation component of the Fund's investment objectives. The Fund's investments in alternative assets are intended to enable the portfolio to be less reliant on fixed income investments for reducing volatility and equities for increasing returns. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objectives.

Arrow DWA Tactical Fund Subsidiary

The Fund will invest up to 25% of its total assets in the DWA Tactical Subsidiary. The DWA Tactical Subsidiary will invest primarily in commodity futures and options, as well as fixed income securities and other investments intended to serve as margin or collateral for the subsidiary's derivative positions.

By investing in commodities indirectly through the DWA Tactical Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Investment in the DWA Tactical Subsidiary is expected to provide the Fund

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with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as “qualifying income” for purposes of the 90% income requirement. The IRS has issued a number of private letter rulings to other mutual funds (including other Arrow Funds), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling, but fully intends to comply with the IRS’ rules if the IRS were to change its position. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the DWA Tactical Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its DWA Tactical Subsidiary. For that reason, references to the Fund may also include the DWA Tactical Subsidiary. When viewed on a consolidated basis, the DWA Tactical Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Prospective investors should note that DWA is not responsible for the formation or the operation of, and does not act as an adviser to, the Fund or the DWA Tactical Subsidiary and does not make recommendations or representations with respect to the Fund or the DWA Tactical Subsidiary. Other than reviewing the description of the DWA Global Macro, DWA has not had any involvement in the preparation of this Prospectus and is not responsible or liable for the contents hereof.

Arrow Managed Futures Strategy Fund

Principal Investment Strategies: The Fund pursues its investment objective by implementing a fixed income strategy and a managed futures strategy.

The managed futures strategy generates capital appreciation by investing in Underlying Funds and in derivative instruments, such as swap contracts, structured notes or other securities or derivatives, that provide exposure to the WMA Program.

Dunn was founded in 1974 and started to implement the WMA program in 1984. The WMA Program uses quantitative modeling to develop and maintain systematic trading strategies driven by data across financial (such as foreign and domestic equity and debt futures and foreign currency futures) and commodity markets. The WMA Program was designed to analyze market data to identify trends and relationships occurring within and across markets and asset classes.  The WMA Program is constructed to identify price trends (both up and down) in physical commodities and financial futures markets.  The WMA Program allocates assets across a blend of financial and commodity futures (including, interest rates, equity indices, and currencies, and physical commodities, such as, energy, metals and agriculture).  The financial futures and physical commodity components are positioned either long, flat or short based on the systematic trading strategy.  A future is a financial contract obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price.

The WMA Program consists of trend following and other quantitative strategies that aim for low correlation to traditional asset classes such as equities and fixed income and are diversified by investment style, information source, investment holding period and instrument.

The Fund executes its managed futures strategy primarily by investing up to 25% of its total assets in the Arrow MFT Subsidiary. The Arrow MFT Subsidiary will invest the majority of its assets in one or more Underlying Funds, swap contracts, structured notes and other investments intended to serve as margin or collateral for derivative positions. The Arrow MFT Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

To the extent the Advisor is utilizing derivatives to gain exposure to the WMA Program, it is anticipated that the Fund will use a Swap, which is a type of derivative instrument based on an Underlying Asset, designed to replicate the aggregate returns of the WMA Program.

The Swap is based on a notional amount agreed upon by the Advisor and the counterparty.  The Advisor may add or remove managers from the Swap or adjust the notional exposure between the managers within the Swap.  Generally, the fees and expenses of the Swap are based on the notional value.  The Underlying Asset is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as management and performance fees of the managers.  Fees paid to the counterparty of the Swap, and the management fees, performance fees, and expenses of the Underlying Funds are embedded in the return of the Swap and represent an indirect cost of investing in the Fund.  Generally, the Swap counterparties charge between 0.30% and 0.45% of the notional value of the Swap, and the performance fees of the Underlying Asset, which are paid to the CTA, range up to 25% of the net new trading profits.

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Prospective investors should note that Dunn is not responsible for the formation or the operation of, and does not act as an adviser to, the Fund or the Arrow MFT Subsidiary and does not make recommendations or representations with respect to the Fund or the Arrow MFT Subsidiary. Other than reviewing the description of the WMA Program, Dunn has not had any involvement in the preparation of this Prospectus and is not responsible or liable for the contents hereof.  Prospective investors will not be investing their funds with Dunn, will not have voting rights or a direct interest in any Dunn fund, and will have no standing or recourse against Dunn with respect to the Fund, its operations or performance. In addition, while the Fund and the Subsidiary may gain exposure to the WMA Program through one or more trading companies that employ the WMA Program and/or derivative instruments such as swap agreements that provide exposure to the WMA Program, neither the Fund nor the Arrow MFT Subsidiary will have a direct interest in any Dunn fund.

The Fund executes its fixed income strategy primarily by investing in U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less. The Fund’s fixed income strategy is primarily used to collateralize its derivative positions.

The Fund's Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objective.

Non-Principal Strategy:

The Fund may also invest in the types of securities in the Fund’s portfolio and in cash and cash equivalents through affiliated and unaffiliated investment companies.

Arrow Managed Futures Strategy Fund Subsidiary

The Fund will invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Arrow MFT Subsidiary”). The Arrow MFT Subsidiary will invest primarily in (long and short) commodity and financial futures, options and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Arrow MFT Subsidiary's derivative positions. Consequently, the Fund will be investing derivatives, albeit indirectly.

By investing in commodities indirectly through the Arrow MFT Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Investment in the Arrow MFT Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Arrow MFT Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly. The Fund is relying on a private letter ruling from the Internal Revenue Service, which indicates that income from the Fund's investment in the Arrow MFT Subsidiary will constitute “qualifying income” for purposes of Subchapter M.

Because the Fund may invest a substantial portion of its assets in the Arrow MFT Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Arrow MFT Subsidiary. For that reason, references to the Fund may also include the Arrow MFT Subsidiary. When viewed on a consolidated basis, the Arrow MFT Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Arrow Commodity Strategy Fund

Principal Investment Strategies: The Advisor, seeks to achieve the Fund's investment objective by investing primarily in a combination of securities, such as exchanged-traded notes, affiliated and unaffiliated exchanged traded funds, affiliated and unaffiliated mutual funds, commodity index-linked notes and commodity-linked structured notes, and derivatives that, as a whole, are expected to produce returns that closely track those of a commodity market benchmark. The Fund's benchmark is the Longview Extended Commodity Index (the “benchmark”).

The Longview Extended Commodity Index, is a composite index of commodity sector returns, representing an unleveraged long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets like stock and bonds. Over the long term, the returns of the Fund’s investments are expected to exhibit low to negative correlation with stocks and bonds.

The Fund invests in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures that are expected to provide investment returns that are highly correlated to those of the commodities markets, without investing directly in physical commodities. On certain occasions, the Fund may employ leveraging techniques to attempt to match the

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benchmark. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions.

THE BENCHMARK

The Longview Extended Commodity Index (LEX) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The index construction applies quantitative, qualitative and proprietary market screens to the entire commodity futures universe. The index was designed to accurately represent the importance of a diversified group of commodities to the world economy and to be responsive to the changing nature of the commodity markets. To lower volatility, the benchmark was designed to be a broad based commodity index which avoids disproportionate weighting to any particular sector. The LEX index uses long-dated contracts to lower turnover and the effect of negative roll yield which are common in conventional commodity indices. The current components of the index consist of 16 commodities across 5 sectors. These include Energy (Crude Oil, Heating Oil, Natural Gas, Gasoline), Precious Metals (Gold, Silver), Industrial Metals (Copper), Grains (Corn, Wheat, Soybeans), Softs (Coffee, Cocoa, Sugar, Cotton), and Livestock (Cattle, Lean Hogs). The sponsor of the index is Longview Funds Management LLC.

Based on its historical price analysis and return forecasts, the Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the commodity futures contracts that compose the benchmark. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the commodity futures contracts in the benchmark.

Arrow Commodity Strategy Fund Subsidiary

The Fund will invest up to 25% of its total assets in the Commodity Strategy Subsidiary. The Commodity Strategy Subsidiary will invest primarily in commodity and financial futures, option and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Commodity Strategy Subsidiary’s derivative positions.

By investing in commodities indirectly through the Commodity Strategy Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Investment in the Commodity Strategy Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as “qualifying income” for purposes of the 90% income requirement. The IRS has issued a number of private letter rulings to other mutual funds (including other Arrow Funds), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling, but fully intends to comply with the IRS’ rules if the IRS were to change its position. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Commodity Strategy Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Commodity Strategy Subsidiary. For that reason, references to the Fund may also include the Commodity Strategy Subsidiary. The Commodity Strategy Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

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PRINCIPAL INVESTMENT RISKS

Risk	Arrow Alternative Solutions Fund	Arrow DWA Balanced Fund	Arrow DWA Tactical Fund	Arrow Managed Futures Strategy Fund	Arrow Commodity Strategy Fund
Affiliated Investment Company Risk	X	X	X	X1	X
Benchmark Tracking					X
Commodity		X	X	X	X
Counterparty	X			X
Credit	X	X	X	X	X
Derivatives	X
Emerging Market		X	X
ETF		X	X		X
ETN					X
Fixed Income	X	X	X	X	X
Foreign Currency				X
Foreign Securities		X	X	X
Futures	X	X	X	X	X
Government Securities	X			X	X
Issuer-Specific	X	X	X	X	X
Junk Bonds	X	X	X
Leverage	X	X	X	X	X
Management	X	X	X	X	X
Market	X	X	X	X	X
MLP		X	X
Other Mutual Funds	X				X
Options	X	X	X		X
Portfolio Turnover	X	X	X	X	X
Real Estate		X	X
Regulatory	X	X	X	X	X
Repurchase Agreement				X	X
Sector	X	X	X		X
Short Position	X			X
Small and Medium Capitalization		X	X
Structured Note				X	X
Swap	X	X	X	X	X
Taxation		X	X	X	X
Wholly-Owned Subsidiary		X	X	X	X

1Non-Principal Risk

The following risks apply to each Fund through its direct investments as well as indirectly through investments in its Subsidiary, as applicable.

•	Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Arrow Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Arrow Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Arrow Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Arrow Advised Funds.
•	Benchmark Tracking Risk: The Fund will not be able to replicate exactly the performance of the benchmark because the total return generated by the Fund's securities and derivatives will be reduced by transaction costs. In addition, the Fund will incur expenses, such as management fees, not incurred by the benchmark. The Advisor's judgments about the benchmark-tracking characteristics of securities and derivatives may prove incorrect and may not produce the desired benchmark-tracking results.
•	Commodity Risk: The Funds exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity based exchange traded trusts and commodity based exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
•	Counterparty Risk: The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Advisor to present acceptable credit risk.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by a Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by a Fund may be lowered if an
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issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest, directly or indirectly, in “junk bonds.” High yield fixed-income securities (also known as “junk bonds”) are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

•	Derivatives Risk: The Fund may use derivatives (including swaps, structured notes, options, futures and options on futures) to enhance returns or hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.
•	ETF Risk: The Funds invest primarily in ETFs. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to a Fund's direct fees and expenses. Additional risks of investing in ETFs are described below:
o	ETF Strategies: Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities.
o	Tracking Risk: Investment in a Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.
o	Risk Related to ETF Net Asset Value and Market Price: The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.
o	Alternative Assets Risk: Each Fund's investments in ETFs in the “Alternative Asset” market segment may be more volatile than other Fund investments. The risks and volatility of commodity ETFs are linked to the economic and other risks that are specific to the commodity in which the ETF invests. REIT ETFs are subject to the risks inherent in real estate investing, such as property value fluctuations.
o	Foreign Exposure: Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Although a Fund will not invest in the securities of foreign companies directly, other than in its subsidiary, it may invest in ETFs that cause the Fund to be exposed to some degree to the risks associated with foreign markets. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
o	Emerging Markets Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
o	Real Estate Companies Risk: None of the underlying ETFs will generally invest in real estate directly, but certain underlying ETFs may invest in securities issued by real estate companies. As a result, such underlying ETFs are subject
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to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.

o	Expense Risk: The Fund invests in ETFs and other investment companies (“Underlying Funds”). As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses.
o	Additional ETF and Underlying Fund Risk: The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Funds may prevent the Funds from allocating their investments in the manner the Advisor considers optimal. The Funds intend to purchase ETFs and other investment companies (“Underlying Funds”) that are either no-load or waive the sales load for purchases made by the Funds. The Funds will not purchase Underlying Funds that charge a sales load upon redemption, but the Funds may purchase Underlying Funds that have an early redemption fee similar to the one charged by the Funds. In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear that expense by investing in the Funds.
•	ETN Risk: The Fund may invest in exchange traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN will vary and will be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.
•	Emerging Markets Risk: Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

•	Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments. In addition, the Fund may invest in securities that are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.
•	Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.
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o	Counterparty Credit Risk: Credit risk exists whenever the Fund enters into a foreign exchange contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.
o	Short Position Risk: The Fund may also take short positions, through derivatives, if the Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.
•	Foreign Securities Risk: Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
•	Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and “Freddie Mac”, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and “Fannie Mae” are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. However, on September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance
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Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Junk Bonds Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Leverage Risk: Using derivatives to increase the Fund's combined long and short exposure creates leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses (especially interest and dividend expenses) than those of equity mutual funds that do not use such techniques.
•	Management Risk: The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the Advisor's allocation of the Fund's assets. The Advisor's objective judgments, based on their investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor's investment strategy will produce the desired results.
•	Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in equity securities, which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.
o	Equity Risk: The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. The Fund's use of short selling may reduce the risk of general equity market volatility but cannot completely eliminate that risk.
•	MLP Risk: Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.
o	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.
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•	Options Risk: There are risks associated with the sale and purchase of options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.
•	Other Mutual Funds Risk: The Fund invests in other mutual funds. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in those other mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the other mutual funds in addition to the Fund's direct fees and expenses. The Additional risks of investing in other mutual funds are described below:
o	Strategies Risk: Each other mutual fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.
o	Additional Risk: The strategy of investing in other mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating investments in the manner the Advisor considers optimal.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund's return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Real Estate Risk: None of the underlying ETFs will generally invest in real estate directly, but certain underlying ETFs may invest in securities issued by real estate companies. As a result, such underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.
•	Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
•	Repurchase Agreement Risk: A repurchase agreement involves the purchase by the Fund of securities with the agreement that, after a stated period of time, the original seller will buy back the same securities at an agreed upon price or yield. However, if the seller defaults on its obligation to repurchase the securities, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
•	Sector Risk: Another area of risk involves the potential focus of a Fund's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which a Fund may invest, directly or indirectly, will vary.
•	Short Position Risk: The Fund's long positions could decline in value at the same time that the value of the short positions increases, thereby increasing the Fund's overall potential for loss. The Fund's short positions may result in a loss if the price of the short position instrument or security rises and it costs more to replace or cover. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund's short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. In addition, any gain on a short position is decreased, and any loss is increased, by the amount of any payment, dividend or interest that the Fund may be required to pay with respect to the securities. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price. The lender of a borrowed security may require the Fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.
•	Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential
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than larger, more established companies, it also may make them more sensitive to changing market conditions. Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

•	Structured Note Risk: The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and commodity market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or geographic events that affect the referenced commodity. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. There may be a lag between a change in the value of the underlying reference asset and the value of the structured note. The Fund may also be exposed to increased transaction costs.

•	Swap Risk: The Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for loss and, therefore, amplify the effects of market volatility on the Fund's share price. The Fund is also subject to credit risk on the amount the Fund expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

•	Taxation Risk: By investing in commodities indirectly through a subsidiary, each Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Each subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because each subsidiary is a controlled foreign corporation any income received from its investments will be passed through to a Fund as ordinary income and reflected on shareholder's tax Form 1099s as such.
•	Wholly-Owned Subsidiary Risk: Each subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Funds, by investing in a subsidiary, will not have all of the protections offered to investors in registered investment companies. However, each Fund wholly owns and controls its subsidiary, and each Fund and its subsidiary are both managed by the Advisor, making it unlikely that a subsidiary will take action contrary to the interests of a Fund or its shareholders. The Funds' Board has oversight responsibility for the investment activities of the Funds, including investment in a subsidiary, and each Fund's role as the sole shareholder of its subsidiary. Also, the Advisor, in managing a subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of each respective Fund. Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and its subsidiary, respectively, are organized, could result in the inability of a Fund and/or subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the subsidiaries. If Cayman Islands law changes such that a subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Temporary Investments

To respond to adverse market, economic, political or other conditions, each of the Funds may invest 100% of total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Funds are in a defensive position, the opportunity to achieve investment objectives will be limited. Furthermore, to the extent that the Funds invest in money market mutual funds for cash positions, there will be some duplication of expenses because the Funds would bear its pro-rata portion of such money market funds' advisory fees and operational fees. The Funds may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Funds' policies regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information.

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Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact each Fund’s business operations, potentially resulting in financial losses; interference with each Fund’s ability to calculate its NAV; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for each Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT OF THE FUNDS

Investment Advisor

Arrow Investment Advisors, LLC, located at 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, serves as investment advisor to the Funds. Subject to the authority of the Board of Trustees, the Advisor is responsible for the overall management of each Fund's business affairs. The Advisor is responsible for selecting the Funds' investments according to the Funds' investment objective, policies and restrictions. The Advisor was established in February 2006. The Advisor has approximately $803 million in assets under management as of July 31, 2016. The Advisor has been managing the Funds since their inceptions.

With respect to the management of the Arrow Commodity Strategy Fund, the benchmark was developed by Longview Funds Management LLC (“Longview”). Longview is not affiliated with the Fund, the Advisor or the Funds' distributor, Archer Distributors, LLC. The Fund is not sponsored, endorsed or promoted by Longview. Longview does not guarantee the accuracy and/or the completeness of the benchmark or any data included therein and shall have no liability for any errors, omissions, or interruptions therein.

Pursuant to the Investment Advisory Agreements, the Advisor is entitled to receive, on a monthly basis, an annual advisory fee equivalent to the amounts shown in the table below of each Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse expenses, at least until November 30, 2017, of the Arrow Commodity Strategy Fund to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses and extraordinary expenses such as litigation) will not exceed the amounts shown in the table below. This fee waiver and expense reimbursement are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Funds' Board of Trustees, on 60 days written notice to the Advisor.

Fund	Contractual Advisory Fee	Advisory Fee Received For the Fiscal Year ended 7/31/16	Expense Cap
Arrow Alternative Solutions Fund	0.75%	0.75%	N/A
Arrow DWA Balanced Fund	1.00%	1.00%	N/A
Arrow DWA Tactical Fund	1.00%	1.00%	N/A
Arrow Managed Futures Strategy Fund	0.85%	0.85%	N/A
Arrow Commodity Strategy Fund	0.80%	0.00%	2.00% - Class A 2.75% - Class C 1.75% -Institutional Class

A discussion regarding the basis for the Board of Trustee's approval or renewal of the Investment Advisory Agreement for each Fund is available in the Funds' Semi-Annual Report for the period ended January 31, 2016.

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In addition to investment advisory fees, the Funds pay other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

Portfolio Managers

William E. Flaig Jr.

Chief Investment Officer

William E. Flaig, Jr. has been a portfolio manager for the Arrow Alternative Solutions Fund, the Arrow Managed Futures Strategy Fund and the Arrow Commodity Strategy Fund since each Fund's inception. Mr. Flaig has been responsible for the futures and options on futures management of the Arrow DWA Balanced Fund and Arrow DWA Tactical Fund (the “Arrow DWA Fund Series”) since September 2011 and for the overall management of those Funds since November 2014. Mr. Flaig joined Arrow Investment Advisors in February of 2007. From 2005 to 2007 he was a principal of Paladin Asset Management. To Paladin, Mr. Flaig brought a body of original research in absolute return factors, which he refined there and which evolved into Paladin's corresponding alternative investment strategies. From 2000 to 2005 Mr. Flaig served Rydex Investments in portfolio management roles of increasing responsibility, culminating with his appointment as Director of Portfolio Management/Director of Investment Strategy, with responsibility over all Rydex Portfolio Managers. During this period Mr. Flaig defined the concept of hedge fund replication, initiated the research and investment strategies on which the Rydex Absolute Return Strategies Fund and the Rydex Hedge Equity Fund are based, and directed those strategies. Mr. Flaig developed the quantitative investment methodology and strategy for the Rydex Core Equity Fund and improved the investment methodology of the Rydex Sector Rotation Fund. Mr. Flaig also developed best practices for creating leverage within the constraints of a mutual fund offering unlimited trading. From 1992–1998 Mr. Flaig worked for Bankers Trust Company in New York, in departments including currency trading, proprietary trading, derivatives structuring, and emerging market fixed income, and currency trading. Mr. Flaig graduated from Purdue University with a degree in Management.

Joseph Barrato

Portfolio Manager

Joseph Barrato has been a portfolio manager for the Arrow Alternative Solutions Fund, the Arrow Managed Futures Strategy Fund and the Arrow Commodity Strategy Fund since July 2014 and for the Arrow DWA Balanced Fund and Arrow DWA Tactical Fund since July, 2014. Joseph Barrato is a founding member of Arrow Investment Advisors, LLC. He has over 20 years of experience in the investment management industry, including six years with Rydex Investments, where he was responsible for the firm’s research and developed momentum models with the Rydex sector funds. Prior to Rydex, Mr. Barrato spent 12 years at the Federal Reserve Board of Governors, as an analyst and senior financial examiner. He holds a bachelor's degree in business administration from The George Washington University, where he majored in finance and minored in accounting. Mr. Barrato’s experience in the investment management industry gives him a strong understanding of the operational issues facing mutual funds and the regulatory framework under which investment companies must operate. Mr. Barrato has served as an Interested Trustee and the Chairman of the Board since the Trust was organized in August 2011.

Jonathan S. Guyer

Portfolio Manager

Jonathan Guyer has been a portfolio manager for the Arrow Alternative Solutions Fund, the Arrow Managed Futures Strategy Fund and the Arrow Commodity Strategy Fund since July 2014 and for the Arrow DWA Balanced Fund and Arrow DWA Tactical Fund since July 2014. Jonathan Guyer joined Arrow Investment Advisors, LLC in October 2013 after spending seven years with Longview Funds Management, LLC. During his tenure at Longview, he served as the Principal, Director of Research and Chief Investment Officer of the firm. Prior to Longview, Mr. Guyer spent seven years as the head of the Proprietary Hedge Fund Group of Alex Brown & Sons, Inc., followed by five years serving as the head of Alternative Investment Product Development for Legg Mason Wood Walker, Inc. Throughout his investment management career, he has had practical experience working with index design, active portfolio management, trading, manager selection, due diligence, marketing and fund administration.

Prior to his career in investment management, Mr. Guyer spent eight years in the audit industry, serving as a senior audit manager for commercial banks and trust companies. Mr. Guyer earned his bachelor’s degree in business administration from the University of North Carolina-Wilmington.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

Investment Subsidiaries

Each of the Funds, except the Arrow Alternative Solutions Fund, will invest up to 25% of its total assets in a Fund-specific separate wholly-owned subsidiary. Each subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Each Fund is the sole shareholder of its respective subsidiary. It is not currently expected that shares of any subsidiary will be sold or offered to other investors. If, at any time, a subsidiary proposes to offer or sell its shares to any investor other than its respective Fund, the respective Fund shareholders will receive 60 days prior notice of such offer or sale.

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As with the Funds, the Advisor is responsible for each subsidiary’s day-today business pursuant to an investment advisory agreement with each subsidiary. Under each agreement, the Advisor provides the subsidiary with the same type of management services, under the same terms, as are provided to the respective Fund. The advisory agreement of each subsidiary provides for automatic termination upon the termination of the Investment Advisory Agreement with respect to the Fund.

Each Fund pays the Advisor a fee for its services. The Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by the respective subsidiary. This undertaking will continue in effect for so long as a Fund invests in a subsidiary, and may not be terminated by the Advisor unless the Advisor first obtains the prior approval of the Fund’s Board of Trustees for such termination.

Each subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and accounting services that it receives. The Funds expect that the expenses borne by each subsidiary will not be material in relation to the value of the respective Fund’s assets. It is also anticipated that each Fund’s own expense will be reduced to some extent as a result of the payment of such expenses at the subsidiary level. It is therefore expected that any duplicative fees for similar services provided to a Fund and a subsidiary will not be material.

Each subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the respective Fund. As a result, the Advisor (when viewing each subsidiary and its respective Fund on a consolidated basis) is subject to the same investment policies and restrictions that apply to the management of each Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of a subsidiary's portfolio investments and shares of the subsidiary. These policies and restrictions are described in detail in the Funds' Statement of Additional Information (“SAI”). The Funds' Chief Compliance Officer oversees implementation of each subsidiary's policies and procedures, and makes periodic reports to the Funds' Board regarding each subsidiary's compliance with its policies and procedures.

The financial statements of a subsidiary will be consolidated in the respective Fund's financial statements which are included in the Fund's annual and semi-annual reports. Each Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of each subsidiary.

INFORMATION ABOUT SHARES

How Shares are Priced

The public offering price and net asset value (“NAV”) are determined as of the close of trading (usually 4:00 p.m. (Eastern Time)) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV) on a class-specific basis. The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Funds (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. You may obtain the current NAV of Fund shares at no cost by calling 877-277-6933 or by visiting the Fund’s website at www.arrowfunds.com.

Generally, the Funds' securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Advisor in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, each Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Funds may use independent pricing services to assist in calculating the value of the Funds' securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds' portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Funds' portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Funds price their shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Funds

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calculate their NAV, the Advisor may need to price the security using the Funds' fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds' portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds' NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Funds' assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds, except the Arrow Alternative Solutions Fund, may each invest up to 25% of its total assets in shares of a subsidiary. The subsidiaries price portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the respective Fund. The subsidiaries offer to redeem all or a portion of its shares at the current net asset value per share every day the respective Fund is open for business. The value of shares of a subsidiary will fluctuate with the value of the subsidiary's portfolio investments.

Share Classes

This Prospectus describes three classes of shares offered by each Fund. The main differences between each class are investment minimums, sales charges and ongoing fees. For information on ongoing distribution fees, see Distribution Fees on page 53 of this Prospectus. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Funds represents interest in the same portfolio of investments in the Funds. All share classes may not be available in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions and exchanges of Class A shares of one Fund for Class A shares of another Fund. The following sales charges apply to your purchases of Class A shares of each Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below.

Archer Distributors, LLC (the “Distributor”) may pay broker-dealers a commission on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of any Funds' Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds' distributor, the “Distributor” in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with the shares of any other Class A shares of Arrow Funds that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

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Shares of any Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);
•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;
•	Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Funds, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Funds within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Funds at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Funds that you intend to do so in writing. The Funds must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Current and retired directors and officers of a Fund sponsored by the Advisor or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Advisor.
•	Employees of the Advisor and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.
•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.
•	Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.
•	Clients of financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts that may or may not charge transaction fees to customers.
•	Institutional investors (which may include bank trust departments and registered investment advisors).
•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Funds is required. The Distributor in its sole discretion may waive these minimum dollar requirements.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Arrow Fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

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The Funds have adopted a Distribution Plan, pursuant to which each Fund pays the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund’s average daily net assets attributable to Class A shares, as described below under Distribution Fees.

Class C Shares

Class C shares of the Funds, formerly known as Advisor Class shares, are sold at net asset value without an initial sales charge. This means that 100% of your investment is placed into shares of the Funds. Class C shares of the Funds are not subject to a CDSC. The Funds have adopted a Distribution Plan, pursuant to which each Fund pays the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 1.00% of the Fund’s average daily net assets attributable to Class C shares, as described below under Distribution Fees.

Institutional Class Shares

Institutional Class shares of the Funds are sold at net asset value without a sales charge. This means that 100% of your investment is placed into shares of the Funds. Institutional Class shares of the Funds are not subject to a CDSC and do not pay distribution or shareholder servicing fees under a Distribution Plan.

Merrill Lynch Platform Purchases

Effective April 10, 2017, shareholders purchasing a Fund’s shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or in the SAI.

Front-end Sales Load Waivers on Class A Shares

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by or through a 529 Plan
  Shares purchased through a Merrill Lynch affiliated investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
  Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class C Shares

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in this Prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-end load Discounts Available: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in this Prospectus
  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
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  Letters of Intent (LOI) that allow for breakpoint discounts based on anticipated purchases within a fund family through Merrill Lynch, over a 13-month period of time (if applicable)

Factors to Consider When Choosing a Share Class

You should consider, investment minimums, as well as consider the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the “Fees and Expenses” Section of this Prospectus. You also may wish to consult with your financial advisor for advice with regard to which share class would be most appropriate for you.

Promotional Incentives on Dealer Commissions

The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributors discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

HOW TO PURCHASE SHARES

Purchasing Shares

You may purchase shares of the Funds by sending a completed application form to the following address:

via Regular Mail

Arrow Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154

Or Overnight Mail

Arrow Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

The Funds reserve the right, in their sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. Make all checks payable to “Arrow Funds.” The Funds will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Funds will not accept third-party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number to the above address.

Note: Gemini Fund Services, LLC (“GFS” or “Transfer Agent”), the Funds' transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Funds, for any payment check returned to the Transfer Agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Purchase through Brokers. You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds' Distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

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Purchase by Wire. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-277-6933 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan. You may participate in the Funds' Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on specified days of each month into your established Funds account. Please contact the Funds at 1-877-277-6933 (1-877-ARROW-FD) for more information about the Funds' Automatic Investment Plan.

Retirement Plans. You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-877-277-6933 (1-877-ARROW-FD) for the most current listing and appropriate disclosure documentation explaining how to open a retirement account.

Minimum and Additional Investment Amounts

For Class A and Class C shares, the minimum initial investment to open an account is $5,000 ($2,000 for retirement accounts). The minimum subsequent investment is $250. For Class A and Class C shares, lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs. The minimum subsequent investment for Class A and Class C shares may be waived upon request. The minimum initial investment in Institutional Class shares is $1,000,000. Subsequent investments in Institutional Class shares may be made in any amount. There is no minimum investment requirement when you are buying any class of shares by reinvesting dividends and distributions from the Funds. The Trust or the Distributor may lower or waive the minimum initial investment for certain investors at their discretion.

Eligibility for Institutional Class Shares

The Institutional Class shares of the Funds are offered primarily for the following types of investors:

•	Employee benefit plan programs;
•	Broker-dealer managed accounts or wrap programs that charge an asset based fee and invest in the Funds via omnibus accounts;
•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee and invest in the Funds via omnibus accounts;
•	Internal Revenue Code Section 529 college savings plan accounts;
•	Funds of Funds advised by the Advisor or its affiliates; and
•	Funds of Funds advised by unaffiliated investment advisers

The investor eligibility requirements and account balance requirements for purchases of Institutional Class shares may be amended from time to time as reflected in the Trust’s then-current registration statement. In addition, members of the Board of Trustees of the Funds and each officer, director and employee of the Advisor and its affiliates may purchase Institutional Class shares without being subject to the $1 million minimum initial investment requirement. To obtain more information about exceptions to the minimum initial investment for Institutional Class shares, please call 1-877-277-6933 (1-877-ARROW-FD).

When Your Order is Processed

All shares will be purchased at the NAV per share (plus applicable sales charge, if any) next determined after the Funds receive your application or request in good order. All requests received in good order by the Funds before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after the close of trading (usually 4:00 p.m. (Eastern Time)) on each day the NYSE is open for business will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase includes:

•   the name of the Fund

•   the dollar amount of shares to be purchased

•   a completed purchase application corresponding to the type of account you are opening, or a completed investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum)

•   a check payable to “Arrow Funds”

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HOW TO REDEEM SHARES

Redeeming Shares

You may redeem your shares of the Funds on any day the Funds are open for business using any of the following methods:

Written Redemption Requests

You may redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail

via Regular Mail

Arrow Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154

Or Overnight Mail

Arrow Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application, or you must instruct the Funds, in writing, to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-277-6933 (1-877-ARROW-FD). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, their Transfer Agent nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the Transfer Agent or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

You may request that your redemption proceeds be wired directly to your bank account. The Funds' Transfer Agent imposes a $15.00 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redeeming through Broker

If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Redemptions Through www.arrowfunds.com

You may redeem your shares through the Funds' website, at www.arrowfunds.com. For complete information regarding Internet transactions, please see the section entitled “Transactions Through www.arrowfunds.com.”

Systematic Withdrawal Plan

If your individual accounts, IRA or other qualified plan account have a current account value of at least $5,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $250 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-877-277-6933 (1-877-ARROW-FD).

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Redemptions in Kind

The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Funds' assets. The securities will be chosen by the Funds and valued at the Funds' net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemption Orders are Processed

Redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption will not be processed until the check for your purchase has cleared (usually within 10 days).

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless you are redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	the request must identify your account number.
•	the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	if you request the redemption proceeds be sent to a person, bank or an address other than that of record, or be paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantees

If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	You wish to change the bank or brokerage account that you have designated on your account;
•	You request a redemption to be made payable to a person not on record with the Funds;
•	You request that a redemption be mailed to an address other than that on record with the Funds;
•	The proceeds of a requested redemption exceed $100,000;
•	Any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	Your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redemption Fee

The Funds, with the exception of the Arrow Alternative Solutions Fund, will deduct a 1.00% redemption fee on the redemption amount if you sell your shares within 30 days of purchase or shares held less than 30 days are redeemed for failure to maintain the Funds' balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1.00% fee.

Redemption fees are paid to the Funds directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

•	Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
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•	Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
•	Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
•	Involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Funds, or to pay shareholder fees; or
•	Other types of redemptions as Arrow Investment Advisors or the Trust may determine in special situations and approved by the Funds' or the Advisor's Chief Compliance Officer.

Low Balances for Class A, Class C and Institutional Class Share Accounts

If at any time your account Class A, Class C or Institutional Class balance falls below the minimum investment amount, the Funds may notify you that, unless the account is brought up to the appropriate account minimum within 30 days of the notice that your account could be closed. After the notice period, the Funds may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the minimum due to a decline in NAV. The Funds will not charge any redemption fee on involuntary redemptions.

EXCHANGING FUND SHARES

Exchange Privilege

Shares of an Arrow Fund may be exchanged without payment of any exchange fee for shares of another Arrow Fund of the same Class at their respective net asset values. You may be able to convert your shares to a different share class that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program specific for this purpose. In such instance, your shares automatically may be converted under certain circumstances. If you cease to satisfy the Institutional Class eligibility requirements, you may convert your Institutional Class shares to Class A shares or redeem your Institutional Class shares. You may exchange shares by submitting a written request for redemption to:

Regular/Express/Overnight Mail

via Regular Mail

Arrow Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154

Or Overnight Mail

Arrow Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You also may exchange shares by calling 1-877-277-6933 (1-877-ARROW-FD). The Funds' Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instruction by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

Limitations on Exchanges

The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and their shareholders. Therefore, the Funds generally will not honor requests for exchanges by shareholders who identify themselves or are identified as “market timers.” Market timers are investors who repeatedly make exchanges within a short period of time. The Funds reserve the right to suspend, limit or terminate the exchange privilege of an investor who uses the exchange privilege more than six times during any twelve month period, or in the Funds' opinion, engages in excessive trading that would be disadvantageous to the Funds or their shareholders. In those emergency circumstances wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege.

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TRANSACTIONS THROUGH WWW.ARROWFUNDS.COM

You may purchase subsequent shares and redeem Fund shares through the Funds' website, at www.arrowfunds.com. To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a User's Agreement through the website in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase subsequent shares through the website you must also have ACH instructions on your account. Shares from an account in any of the Funds' tax sheltered retirement plans cannot be redeemed through the Fund's website.

Redemption proceeds may be sent to you by check, to the address of record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their Distributor and their Transfer Agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their Transfer Agent, Distributor, Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Funds' shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

The Funds, with the exception of the Arrow Alternative Solutions Fund, intend to distribute substantially all of their net investment income at least annually and net capital gain annually. The Arrow Alternative Solutions Fund intends to distribute substantially all of their investment income at least monthly and net capital gain annually. The distributions will be reinvested in shares of the Funds unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Funds reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary tax discussion is not intended to be and should not be construed to be legal or tax advice to any current holder of the Funds' shares. You should consult your own tax advisors to determine the tax consequences of owning the Funds' shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting the Funds' investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds' Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

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•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds' “Market Timing Trading Policy;” and
•	Assessing a redemption fee for short-term trading with the exception of the Alternative Solutions Fund.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds' shareholders.

The redemption fee is intended to discourage short-term trading and is paid to the Funds to help offset any cost associated with such short-term trading. The Funds will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Advisor or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds' Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Funds.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds' Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds' Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Funds' redemption fee, with the exception of the Alternative Solutions Fund and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds' Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Distributor

Archer Distributors, LLC, 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707 is an affiliate of the Advisor and serves as the distributor for the shares of the Funds. Archer Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution Fees

The Funds have adopted a Distribution Plan (“12b-1 Plan” or “Plan”), pursuant to which each Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% and 1.00% of the Fund's average daily net assets attributable to Class A and Class C shares, respectively. Institutional Class shares do not have a Plan.

The Funds' distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Funds' distributor, its affiliates, and the Funds' advisor may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and

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others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding

To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-277-6933 (1-877-ARROW-FD) between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Each Fund is a continuation of the respective Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each Fund for the fiscal year ended July 31, 2016, has been derived from the financial statements audited by BBD, LLP, whose report, along with each Fund’s financial statements, are included in Funds’ July 31, 2016 Annual Report, which is available upon request. The information for each fiscal year and period prior to March 1, 2012 has been audited by BBD, LLP, whose report, along with the financial statements, is included in the annual report of each Predecessor Fund, which is available upon request.

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PRIVACY NOTICE

Arrow Investments Trust

WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Arrow Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-277-6933

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PRIVACY NOTICE

Arrow Investments Trust

What we do:
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Arrow Investments Trust doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Arrow Investments Trust doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Arrow Investments Trust doesn’t jointly market.
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ARROW FUNDS

Advisor	Arrow Investment Advisors, LLC 6100 Chevy Chase Dr., Suite 100, Laurel, MD 20707
Distributor	Archer Distributors, LLC 6100 Chevy Chase Dr., Suite 100, Laurel, MD 20707
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103
Custodian	MUFG Union Bank, National Association 400 California Street 6th Floor San Francisco, California 94104

Additional information about the Funds, including the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings, is included in the Funds' Statement of Additional Information dated December 1, 2016 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders.

To obtain a free copy of the SAI, the Annual Report, the Semi-Annual Report, to request other information about the Funds, or to make shareholder inquires about the Funds, please call 1-877-277-6933 or visit the Fund's website, at www.arrowfunds.com. You may also write to:

Arrow Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Funds' information at the SEC's Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the SEC's website at, www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100F Street N.W., Washington, D.C. 20549-0102.

Investment Company Act File # 811-22638

Arrow Funds • 17605 Wright Street •Suite 2 • Omaha, NE 68130

1-877-277-6933